                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549





                                    FORM 8-K

                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                     the Securities and Exchange Act of 1934




                        Date of Report - August 1, 2003
              (Date of earliest event reported) - (August 1, 2003)



                              Premier Bancorp, Inc.
             (Exact Name of Registrant as specified in its charter)


        Pennsylvania                   1-15513                  23-2921058
(State or other jurisdiction         (Commission              (IRS Employer
      of incorporation)              File Number)         Identification Number)

379 North Main Street, Doylestown, Pennsylvania                         18901
-----------------------------------------------                       ----------
    (Address of principal executive offices)                          (Zip Code)

        Registrant's telephone number, including area code (215) 345-5100

ITEM 2. ACQUISITION OF ASSETS.

      On August 1, 2003, the Registrant was acquired by Fulton Financial Corporation ("Fulton"). The acquisition was accomplished by merging Premier with and into Fulton (the "Merger"), as contemplated in the Agreement and Plan of Merger, dated as of January 16, 2003 by and between Fulton and the Registrant (the "Agreement"). The Agreement is an Exhibit to Fulton's Registration Statement No. 333-104268 on Form S-4, filed with the Commission on April 2, 2003.

      Pursuant to General Instruction F to the SEC's Current Report on Form 8-K, the Press Release dated August 1, 2003, announcing the consummation of the Merger, attached to this Current Report as Exhibit 99.1, is hereby incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

      (C) EXHIBITS.

      Pursuant to Item 7(c) of the SEC's Current Report on Form 8-K, Fulton hereby files the following required exhibits in accordance with Item 601 of Regulation S-K:

Number      Title
------      -----
* 2         Agreement and Plan of Merger, dated as of January 26, 2003, between
            Fulton Financial Corporation and Premier Bancorp, Inc.

99.1        Press Release, dated August 1, 2003


* Previously filed as an exhibit to the Registration Statement on Form S-4, filed April 2, 2003 (File No. 333-104268).

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, Premier Bancorp, Inc. has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    PREMIER BANCORP, INC.


                                    By:   /s/ John C. Soffronoff
                                          -------------------------------------
                                          John C. Soffronoff
                                          President and Chief Executive Officer


Date: August 1, 2003

      EXHIBIT INDEX


                                REQUIRED EXHIBITS

                                                      Page (in accordance with
Number      Title                                     sequential numbering system)
------      -----                                     ----------------------------
* 2         Agreement and Plan of Merger,
            dated as of January 16, 2003,
            between Fulton Financial
            Corporation and Premier Bancorp, Inc.

99.1        Press Release, dated August 1, 2003

* Previously filed as an exhibit to the Registration Statement on Form S-4, filed April 2, 2003 (File No. 333-104268).